IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


                             AQUILA
                    TAX-FREE TRUST OF OREGON
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on April 21, 1997


TO SHAREHOLDERS OF THE TRUST:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon
(the "Trust"), the only series of The Cascades Trust, will be held

Place:    (a)  at the Oregon Convention Center
               777 N.E. Martin Luther King Jr. Boulevard
               Portland, Oregon 97212

Time:     (b)  on April 21, 1997, at 2:00 p.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the
                    selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1997 (Proposal No.
                    1); and


Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii)     to act upon any other matters which may
                         properly come before the Meeting at the
                         scheduled time and place or any
                         adjourned meeting or meetings.

Who Can
Vote What
Shares:   (d)  To vote at the Meeting, you must have been a
               shareholder on the Trust's records at the close of business on February 3, 1997 (the "record date").
               Also, the number of shares held by you according to such records at the close of business on the record date determines the number of shares you may vote at the Meeting (or any adjourned meeting or meetings).


                    By Order of the Board of Trustees


                         EDWARD M. W. HINES
                         Secretary


February 20, 1997





                              (ii)

                             AQUILA
                    TAX-FREE TRUST OF OREGON

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION


     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about February 20, 1997.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-6734 toll-free or 212-697-6666.

     The Trust's organizer and administrator (the
"Administrator") is Aquila Management Corporation 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's investment adviser (the "Adviser") is Qualivest Capital Management, Inc., a subsidiary of U.S. Bancorp and its subsidiary, U.S. National Bank of Oregon, 111 S.W. Fifth Street, Portland, Oregon 97204.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee, by striking a line through the nominee's name on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on that proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     The Trust has three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date the net asset value per share of each of the three classes of the Trust's shares was $10.55. The meeting will act upon matters that affect the Trust as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders all three classes of the Trust are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for the Trust was 28,931,478. Of the shares of the Trust outstanding on the record date, BHC Securities, Inc, 2005 Market Street, Philadelphia, PA 19103 held of record 2,661,398 Class A shares (9.2%); Merrill Lynch Pierce Fenner & Smith P.O. Box 30561, New Brunswick, NJ 08989-0561 held 2,308,123 Class A shares (8.0%) and 46,577 Class C shares (87%) and U.S. National Bank of Oregon, P.O. Box 3168, 555 S.W. Oak Street, Portland, OR held of record 54,345 Class Y shares (48.1%) and through a nominee, 53,837 Class Y shares (47.6%). On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients. The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, eight Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was reelected by the shareholders at the last annual meeting on April 22, 1996. Mr. Herrmann, Mr. Coloney, and Ms. Leven have been Trustees since the beginning of the Trust's operations in June 1986. Mr. Gardner has been a Trustee since 1986, Mr. Alden and Mr. Ross have been Trustees since 1988. Mr. Lung has been a Trustee since 1992 and Ms. Herrmann has been a Trustee since 1994.

     On February 3, 1997, as a group, the Trustees and officers owned less than 1% of the outstanding shares of the Trust. In the information below, the Trust's Administrator, Aquila Management Corporation, is referred to as the "Administrator" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." The beneficial ownership of shares indicated below includes voting and investment control unless otherwise indicated. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a Director, officer and shareholder of the Distributor. Ms. Herrmann is an interested person as a member of his immediate family. Mr. Lung is an interested person as a security holder of the Adviser's parent. Interested persons are so designated by an asterisk.

     Described in the following material are the name, positions with the Trust, age as of February 3, 1997 and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 67, Shares Owned: 209 (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Includes 31 shares owned by the Administrator.

Vernon R. Alden, Trustee, Age: 73, Shares Owned: 1,057

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Warren C. Coloney, Trustee, Age: 67, Shares Owned: 955 (2)

Consultant to top management and governing boards on issues of corporate governance, strategy, organization and human resource management; Director of the Washington, D.C. office of Management Practice, Inc., since 1992; President of Coloney & Company, Inc., since 1984; Managing Director-Europe of Towers, Perrin, Forster & Crosby, Inc., 1974-1984; President of Coloney, Cannon, Main & Pursell, Inc., 1968-1974; Registered Professional Engineer; Founding Member of the Institute of Management Consultants; Trustee of Cascades Cash Fund, 1989-1994; active in a number of professional, social, church, and community service organizations in England and the United States.

James A. Gardner, Trustee, Age: 53, Shares Owned: 357 (2)

President of Gardner Associates, an investment and real estate firm, since 1970; President Emeritus of Lewis and Clark College and Law School since 1989 and President, 1981-1989; Program Officer and County Representative of the Ford Foundation, 1969-1981; Lecturer and Assistant Director of Admissions of Harvard College, 1968-1969; Member of the Oregon Young Presidents Organization since 1983; Member of the Council on Foreign Relations since 1988; Founding Member of the Pacific Council since 1995; Trustee of Cascades Cash Fund, 1989-1994; Trustee of Aquila Cascadia Equity Fund, since 1996; Director of the Oregon High Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.

(2) Held jointly with his wife.

Diana P. Herrmann*, Trustee, Age: 38, Shares Owned: 554

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona since 1994 and of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice-President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Management Fund, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Ann R. Leven, Trustee, Age: 56, Shares Owned: 1,042

Treasurer of the National Gallery of Art, Washington, D.C., since 1994, Deputy Treasurer, 1990-1994; Treasurer of the Smithsonian Institution, Washington, D.C., 1984-1990; President of ARL Associates, strategic consultants, since 1983; Vice President/Senior Corporate Planning Officer of The Chase Manhattan Bank, N.A., 1979-1983; Treasurer of The Metropolitan Museum of Art, 1972-1979; Trustee of Short Term Asset Reserves, 1984-1993, of Churchill Tax-Free Fund of Kentucky since 1987, of Cascades Cash Fund, 1989-1994, of Churchill Cash Reserves Trust since 1995, and of Aquila Cascadia Equity Fund since 1996; Trustee of Oxford Cash Management Fund, 1987-1988; Director of the Delaware Group of mutual funds since 1989; Adjunct Professor at Columbia University Graduate School of Business Administration since 1975; Trustee of the American Red Cross Endowment Fund, 1985-1990; Member of the Visiting Committee of Harvard Business School, 1979-1985; Member of the Board of Overseers of The Amos Tuck School, Dartmouth College, 1978-1984; Staff Director of the Presidential Task Force on the Arts and Humanities, 1981; Director of Alliance Capital Reserves Fund, a money market fund, 1978-1979.

Raymond H. Lung*, Trustee, Age: 70, Shares Owned: 23,348 (3)

Retired; Trustee of Qualivest Group of Funds since 1994; Executive Vice President and Executive Trust Officer of U.S. National Bank of Oregon, 1989-1991; Senior Vice President and Executive Trust Officer, 1980-1989; various other management positions, 1954-1980; Member of Executive Committee, Trust Division, American Bankers Association, 1986-1988; Director of Pacific Securities Depository Trust Company and Pacific Clearing Corporation (subsidiaries of the Pacific Stock Exchange), 1980-1987; Director of Collins Pine Company and Ostrander Companies (lumber and oil), 1980-1990; Trustee of Cascades Cash Fund, 1992-1994.

(3) Beneficially owned, held of record by a trust of which he is the Trustee.

Richard C. Ross, Trustee, Age: 75, Shares Owned: 4,437 (2)

President of Richard Ross Communications, a consulting firm, since 1986; Senior communications consultant to Pihas, Schmidt, Westerdahl, advertising and public relations, 1986-1988; Executive News Director of KATU Television, 1975-1986; News Director of KGW-TV, 1956-1975; Trustee of Cascades Cash Fund, 1989-1994; Director of the Portland Rose Festival since 1972; Director of the Greater Portland Convention & Visitors Association, 1982-1985; Director of the Portland Chamber of Commerce, 1971-1980; President of the Oregon chapter of the National Multiple Sclerosis Society, 1984-1986; Director of the Meridian Park Hospital Foundation, 1984-1987; Chairman of the Broadcasters Group of the Bar-Press-Broadcasters professional relations committee, 1964-1984; Former President of the Rotary Club of East Portland and currently a Director of Goodwill Industries, Metropolitan Youth Symphony and the Lake Oswego Community Theatre.

(2) Held jointly with his wife.

W. Dennis Cheroutes, Senior Vice President, Age: 55

Senior Vice President of Tax-Free Fund of Colorado since 1995 and
Aquila Rocky Mountain Equity Fund since 1996; Investment
Executive, Dain Bosworth, Inc., 1986-1995; and branch office mutual fund co-ordinator, 1990-1995; owner of special order clothing business, 1976-1986.

Sally Wilson Church, Vice President, Age: 48

Vice President of Cascades Cash Fund, 1989-1994; Corporate Vice
President of Shearson Lehman Hutton and Senior Marketing
Coordinator of its Northwest Region, 1985-1989 and an employee in various capacities at that firm, 1978-1985.

Nancy L. Kayani, Vice President, Age: 39

Vice President of Cascades Cash Fund, 1992-1994; Customer Service Representative of U.S. National Bank of Oregon, 1990-1991; Securities Trader of Bidwell & Co., 1988-1989; Securities Trader and Mutual Fund Regional Representative of Fidelity Investments Southwest, 1985-1987; Stockbroker of Dean Witter Reynolds, 1983-1984; Mutual Regional Representative of Columbia Management Company, 1980-1983;

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, Age: 72

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 30

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.


Compensation of Trustees

     The Trust does not pay fees to Trustees affiliated with the Administrator or Adviser or to any of the Trust's officers. During the fiscal year ended September 30, 1996, the Trust paid $83,145 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation each received during the Trust's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Trust               Group               serves
Vernon R.
Alden          $7,750              $42,380             7

Warren C.
Coloney        $8,371              $8,821              2

James A.
Gardner        $8,350              $8,600              2

Ann R.
Leven          $7,450              $19,000             4

Raymond H.
Lung           $7,966              $8,366              2

Richard C.
Ross           $8,282              $8,732              2



Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees which firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held seven meetings. Each Trustee was present at at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

     The Trust's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of December 31, 1996, these funds had aggregate assets of approximately $2.7 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). See the Additional Statement for information on Mr. Herrmann. For the fiscal year of the Trust ended September 30, 1996, fees of $615,409 were paid or accrued to each of the Adviser and the Administrator.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. During the fiscal year, the Distributor retained $69,664 in commissions on sales of the Trust's shares. Under the Trust's Distribution Plan the Distributor received $9,987 with respect to the Trust's Class A Shares and $623 with respect to the Trust's Class C shares. In addition, it received $207 under the Trust's Shareholder Services Plan.


                  RATIFICATION OR REJECTION OF
                SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending
September 30, 1997; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.


                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

IMPORTANT NOTICE
PLEASE READ
IMMEDIATELY

AQUILA
TAX-FREE
TRUST OF OREGON

[LOGO]

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON APRIL 21, 1997

PROXY STATEMENT

                             AQUILA
                    TAX-FREE TRUST OF OREGON

          PROXY FOR SHAREHOLDERS MEETING APRIL 21, 1997

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE TRUST OF OREGON (the "Trust") does hereby appoint LACY B. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on April 21, 1997, at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon 97212 at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the other side of this card.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW.  THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below.

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                             below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

     LACY B. HERRMANN, VERNON R. ALDEN, WARREN C. COLONEY,
JAMES A. GARDNER, ANN R. LEVEN, DIANA P. HERRMANN,
                RAYMOND H. LUNG, RICHARD C. ROSS



       Action on selection of KPMG Peat
       Marwick LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



          Dated:  ____________  ______, 1997
                     Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.